                                                                  Exhibit 10.19

                          PHONE SITE SERVICE AGREEMENT


THIS AGREEMENT, dated as of March 30, 2000 (the "Effective Date"), is made by and between InfoSpace.com. Inc., a Delaware corporation. ("InfoSpace"), with offices at 15375 NE 90th Street, Redmond, WA 98052, and Freei Networks, Inc. ("Company"), with offices at 2505 S. 320th Street, Suite 200, Federal Way, WA 98003.

                                   RECITALS


This Agreement is entered into with reference to the following facts:

A. InfoSpace has developed and provides a mechanism for delivering content to portable and non-portable computing devices, including mobile phones, and InfoSpace maintains on certain locations of its Web Sites (as defined below) and makes available to Internet users certain content, resources, archives, indices, catalogs and collections of information (collectively, such materials are identified in Exhibit A and referred to herein as the "Content"). Company desires that it and its customers have access to the InfoSpace Content.

B. InfoSpace wishes to grant certain rights and licenses to Company with respect to access to the Content and certain other matters, and Company wishes to grant certain rights and licenses to InfoSpace with respect to the Company Materials (as defined below) and certain other matters, as set forth in this Agreement.

                                   AGREEMENT


The parties agree as follows:

SECTION 1.   DEFINITIONS.

As used herein, the following terms have the following defined meanings:

"CO-BRANDED PAGES" means the HDML Pages hosted on the InfoSpace Web Sites that comprise the Phone Site.

"COMMERCIAL SERVICE DATE" means the date on which the Company Wireless/Web Services are made available to the public or the date of July 1, 2000, whichever occurs first.

"COMPANY MARKS" means those Trademarks of Company set forth on Exhibit B hereto and such other Trademarks (if any) as Company may from time to time notify InfoSpace in writing to be "Company Marks" within the meaning of this Agreement.

"COMPANY MATERIALS" means the Company Marks and any other graphical or other content or materials supplied by Company to InfoSpace for inclusion on the Phone Site.

"COMPANY WIRELESS/WEB SERVICES" means the packages of service offered by Company that enable customers of Company to access the Phone Site and other integrated services on the web, on mobile phones, and on other devices supported by Company.

"CONTENT" means the content, applications and services made available by InfoSpace for the Phone Site as described in Exhibit A, subject to third party content provider arrangements and display constraints (e.g. required formatting for display on an information appliance).

"HDML PAGES" means web pages that are prepared using HDML and intended for presentation to users using mobile/wireless phones as their terminal/display device.


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"INFOSPACE MARKS" means those Trademarks of InfoSpace set forth on Exhibit B hereto and such other Trademarks (if any) as InfoSpace may from time to time notify Company in writing to be "InfoSpace Marks" within the meaning of this Agreement.

"INFOSPACE WEB SITES" means, collectively: (a) the Web Site the primary home page of which is located at http://www.infospace.com; and (b) other Web Sites maintained by InfoSpace and its affiliates, other than the Phone Site.

"IMPRESSION" means a user's viewing of any discrete screen of a page on the Phone Site.

"INTELLECTUAL PROPERTY RIGHTS" means any patent, copyright, rights in Trademarks, trade secret rights, and other intellectual property or proprietary rights arising under the laws of any jurisdiction.

"PHONE SITE" means the new Web Site (and all modifications, upgrades and revisions thereto) that will be created for Company by InfoSpace in HDML pursuant to this Agreement, which will contain or implement a graphical user interface with branding, graphics, navigation, content or other characteristics or features such that it will have the look and feel as specified by the Company, and a user reasonably conclude that such new
Web Site is part of the Company's existing Web Sites, and which will serve as the location and mechanism through which the Content will be delivered to Subscribers, all as set forth in this Agreement, and pursuant to the specifications of Exhibit A.

"PERSON" means any natural person, corporation, partnership, limited liability company or other entity.

"SUBSCRIBER" means a customer of the Company that uses the Company Wireless/Web Services.

"TECHNOLOGY" means any know-how, graphics, techniques, methods, formulae, drawings, designs, source code, concepts, ideas, documentation, or any improvement or upgrade thereto, whether or not patentable or copyrightable and whether or not reduced to practice related to InfoSpace's web-based Content delivery mechanism that is used to create and populate the Phone Site with InfoSpace-specific Content but does not include the Phone Site itself.

"TRADEMARKS" means any trademarks, service marks, trade dress, trade names, corporate names, proprietary logos or indicia and other source or business identifiers.

"WEB SITE" means any point of presence maintained on the Internet or on any other public data network. With respect to any Web Site maintained on the World Wide Web, such Web Site includes all HTML and HDML pages (or similar unit of information presented in any relevant data protocol) that either are identified by the same second-level domain (such as infospace.com) or by the same equivalent level identifier in any relevant address scheme.

2.       CERTAIN RIGHTS GRANTED.

    2.2 INFOSPACE GRANT. Subject to the terms and conditions of this Agreement, InfoSpace hereby grants to Company the following rights:

         (a) During the Term (as defined in Section 6.1) the right to enable persons who are employees or customers of Company to access the available Content on the Phone Site on wireless phones, devices and appliances via wireless network access;

         (b) During the Term the right to include on the Phone Site hypertext links (whether on graphical, text or other format) which enable "point and click" access to the locations on the InfoSpace Web Sites specified by InfoSpace (and subject to change by InfoSpace from time to time); and

         (c) During the Term the right to include on the Phone Site hypertext links (whether graphical, text or other format) that enable "point and click" access to the locations on the Freei Web Sites and, subject to any necessary third-party consents, Web Sites of third-party content providers.

2.2 COMPANY GRANT. Subject to the terms and conditions of this Agreement, Company hereby grants InfoSpace the following rights:

     (a) the right to include the Company Materials on the Phone Site;

     (b) the right to include on the InfoSpace Web Sites hypertext links (whether in graphical, text or other format) which enable "point and click" access to locations of the Phone Site specified by Company (and subject to change by Company from time to time) for the purpose of integrating Content into the Phone Site;

     (c) the right to sell and serve Banner Advertisements directly on the Phone Site, subject to the limitations on such advertising set forth elsewhere in this Agreement; and

     (d) the right to track the number of Impressions.

2.3 LIMITATIONS.

     (a) Company and its affiliates shall have no right to reproduce or sub-license, re-sell or otherwise distribute all or any portion of the Content to any Person via the Internet (including the World Wide
         Web) or any successor public or private data network, other than providing access to the Content to users of the Phone Site. This Agreement and delivery of the Content or any portion hereunder to Company shall not cause InfoSpace to be in violation of any law of any jurisdiction or third party agreement, and InfoSpace may at any time modify its grant of rights to the extent necessary to ensure compliance. InfoSpace may from time to time issue additional guidelines with respect to use or display of any of the Content, or issue requirements based upon InfoSpace's obligations to third party Content providers. Company shall allow InfoSpace to implement and/or cooperate with InfoSpace in its implementation of any bug fixes, updates, and minimum build requirements for any Content supplied by InfoSpace upon request. In addition, Company shall not have any right to (a) remove, obscure, or alter any legal notices, including notices of Intellectual Property Rights present on or in the Content provided hereunder or any other materials provided by InfoSpace; or
         (b) "frame" Content unless expressly allowed by InfoSpace.

     (b) InfoSpace and its affiliates shall have no right to reproduce or sub-license, re-sell or otherwise distribute all or any portion of the Company Materials to any Person via the Internet (including the World Wide Web) or any successor public or private data network, other than providing access to the Company Materials to users of the Phone Site.

     (c) Each party shall comply with all then-current laws, rules, regulations and policies related to privacy.

2.4 COMPANY MARKS LICENSE. Subject to Section 2.6, Company hereby grants InfoSpace the right to use, reproduce, publish, perform and display the Company Marks; (a) on the InfoSpace Web Sites in connection with the posting of hyperlinks to the Phone Site for the purpose of serving Content with the Company brand onto or through the Phone Site; (b) in and in connection with the development, use, reproduction, modification, adaptation, publication, display and performance of the Phone Site for the purpose of serving Content with the Company brand onto or through the Phone Site.; and (c) with the prior written approval of Company and subject to the provisions of this Agreement relating to publicity, in promotional and marketing materials, content directories and indices, and electronic and printed advertising, publicity, newsletters and mailings about InfoSpace and its relationship with Company and the Phone Site.

2.5 INFOSPACE MARKS LICENSE. Subject to Section 2.6, InfoSpace hereby grants the right to use, reproduce, publish, perform and display the InfoSpace
Marks: (a) on the Phone Site in connection with the posting of hyperlinks to the Content; and (b) with the prior written approval of InfoSpace and subject to the provisions of this Agreement relating to publicity, in and in connection with the development, use, reproduction in promotional and marketing materials, content directories and indices, and electronic and printed advertising, publicity, newsletters and mailings about Company and its relationship with InfoSpace.

         2.6 USE OF TRADEMARKS. Prior to the first use of any of the other party's Trademarks in the manner permitted herein, the party using such Trademarks shall submit a sample of such proposed use to the other party for its prior written approval, which shall not be unreasonably withheld or delayed. Without limiting the generality of the foregoing, each party shall strictly comply with all standards with respect to the other party's Trademarks which may be furnished by such party from time to time, and all uses of the other party's Trademarks in proximity to the trade name, trademark, service name or service mark of any other person shall be consistent with the standards furnished by the other party from time to time. Further, neither party shall create a combination mark consisting of one or more Trademarks of each party. All uses of the other party's Trademarks shall inure to the benefit of the party owning such Mark. Each party hereby acknowledges and agrees that, as between the parties hereto, the other party is the owner of the Trademarks identified as its Trademarks on the applicable attachment to the Agreement. Either party may update or change the list of Trademarks usable by the other party hereunder at any time by written notice to the other party.

          2.7 NONEXCLUSIVITY. Each party acknowledges and agrees that the rights granted to the other party in this Agreement are non-exclusive, and that, without limiting the generality of the foregoing, nothing in this Agreement shall be deemed or construed to prohibit either party from participating in similar business arrangements as those described herein.

3.       CERTAIN OBLIGATIONS OF THE PARTIES.

          3.1 PHONE SITE. Company and InfoSpace will cooperate to design, and InfoSpace will implement in accordance with Exhibit A, the user-perceptible elements of the graphical use interface for the Phone Site, with the goals of: (a) conforming the graphical user interface with branding, graphics, navigation, content or other characteristics or features of the display output of the "look and feel" of the Phone Site to that associated with the applicable existing Company Web Sites; (b) integrating content and commerce services from third parties according to terms of this Agreement; (c) maximizing the commercial effectiveness thereof; and (d) optimizing the presentation of the relevant Content for access from mobile phones. Following agreement by the parties upon the design specifications thereof, InfoSpace will use commercially reasonable efforts to develop the graphical user interface and to implement the same on Co-branded Pages.

          3.2 COMPANY OBLIGATIONS. Company shall integrate the acknowledgement "Powered by InfoSpace" or equivalent attribution at the bottom of a single prominent page of the Phone Site in a manner mutually agreeable to both parties.

          3.3 IMPRESSION INFORMATION. InfoSpace shall track and allow the Company to remotely access in electronic form information maintained by InfoSpace concerning the number of Impressions.

          3.4 PUBLICITY. The parties may work together to issue publicity and general marketing communications concerning their relationship and other mutually agreed-upon matters, provided, however, that neither party shall have any obligation to do so. In addition, neither party shall issue any such publicity and general marketing communications concerning their relationship without the prior written consent of the other party (not to be unreasonably withheld).

          3.5  [*]

4.        REVENUE SHARE.

[*] = Confidential Treatment Requested

4.1 FEES AND REVENUE SHARE. In addition to the terms and conditions otherwise set forth in this Agreement, Setup/Integration Fees, Subscriber Fee, and Transaction Revenue Share shall be governed by the terms and conditions set forth on Exhibit C.

4.2 REMUNERATION; COLLECTION. Each party will pay to the other party the amounts as set forth on Exhibit C. Any undisputed amounts not paid when due, or as invoiced, will be subject to a finance charge equal to one and one-half percent (1.5%) per month from the date due until the date paid. Payment of such finance charges will not excuse or cure any breach or default for late payment. Each party may accept any check or payment without prejudice to its rights to recover the balance due or to pursue any other right or remedy. No endorsement or statement on any check or payment or letter accompanying any check or payment or elsewhere will be construed as an accord or satisfaction. Unless explicitly stated on Exhibit C, all amounts payable under this Agreement are denominated in United States dollars and each party will pay all amounts payable under this Agreement in lawful money of the United States. Other than as explicitly stated on Exhibit C, InfoSpace shall have no obligation to share with, allow Company to sell, or account to Company regarding, any sums received by InfoSpace or any of its affiliates from any advertisements or promotions on any of the InfoSpace Web Sites (including, without limitation, any of the Co-branded Pages). In the event Company fails to make timely payment, InfoSpace shall have the right, in addition to all other remedies, to remove all links, content, or services provided by InfoSpace under the Agreement. Company and InfoSpace will be responsible for all reasonable expenses (including attorney fees) incurred by the other party in collecting such amounts due under the terms of this Agreement.

4.3 RECORDS AND AUDIT. During the Term, each party shall maintain accurate records of Transaction Revenues or Subscriber Fees received and calculations of the fees payable to the other party pursuant to this Agreement. Either party, at its expense, and upon ten (10) days' advance notice to the other party, shall have the right no more than twice during the Term to examine or audit such records in order to verify the figures reported in any quarterly report and the amounts owned to such party under this Agreement. Any such audit shall be conducted, to the extent possible, in a manner that does not interfere with the ordinary business operations of the audited party. In the event that any audit shall reveal an underpayment of more than ten percent (10%) of the amounts due to the auditing party for any quarter, the other party will reimburse such party for the reasonable cost of such audit.

5. WARRANTIES, INDEMNIFICATION AND LIMITATION OF DIRECT LIABIITY.

   5.1 WARRANTIES

   Each party to this Agreement represents and warrants to the other party that:

        a) it has the full corporate right, power and authority to enter into this Agreement and to perform the acts required of it hereunder;

        b) its execution of this Agreement by such party and performance of its obligations hereunder, do not and will not violate any agreement to which it is a party or by which it is bound;

        c) when executed and delivered, this Agreement will constitute the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms; and

        d) all Content or other content or materials served or submitted by it to or through the Phone Site, as the case may be, will not contain any material that is obscene, libelous or defamatory, or infringing of any Intellectual Property Rights or other rights of any third party.

5.2 INDEMNIFICATION. Each party (the "Indemnifying Party") will defend, indemnify and hold harmless the other party (the "Indemnified Party"), and the respective directors, officers, employees and agent of the Indemnified Party, from and against any and all claims, costs, losses, damages, judgements and expenses

(including reasonable attorney's fees) arising out of or in connection with any third-party claim alleging any breach of such part's representations or warranties or covenants set forth in this Agreement or alleging that any Content, Banner Advertisements or other content or materials served or submitted by such party or through the Phone Site, as the case may be, contains any material that is obscene, libelous or defamatory, or infringing of any Intellectual Property Rights or other rights of any third party. The Indemnified Party agrees that the Indemnifying Party shall have sole and exclusive control over the defense and settlement of any such third party claim. However, the Indemnifying Party shall not acquiesce to any judgment or enter into any settlement that adversely affects the Indemnified Party's rights or interests without prior written consent of the Indemnified Party. The Indemnified Party shall promptly notify the Indemnifying Party of any such claim of which it becomes aware and shall: (a) at the Indemnifying Party's expense, provide reasonable cooperation to the Indemnifying Party in connection with the defense or settlement of any such claim; and (b) at the Indemnified Party's expense, be entitled to participate in the defense of any such claim.

5.3  LIMITATION OF LIABILITY; DISCLAIMER.

(a) Liability. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM ANY PROVISION OF THIS AGREEMENT, SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. NEITHER INFOSPACE'S NOR COMPANY'S LIABILITY (WHETHER ARISING IN TORT, CONTRACT OR OTHERWISE AND NOTWITHSTANDING ANY FAULT, NEGLIGENCE (WHETHER ACTIVE, PASSIVE OR IMPUTED), PRODUCT LIABILITY OR STRICT LIABILITY OF SUCH PARTY) UNDER THIS AGREEMENT OR WITH REGARD TO ANY OF THE PRODUCTS OR SERVICES RENDERED BY EITHER PARTY UNDER THIS AGREEMENT (INCLUDING ANY SERVERS OR OTHER HARDWARE, SOFTWARE AND ANY OTHER ITEMS USED OR PROVIDED BY INFOSPACE OR ANY THIRD PARTIES IN CONNECTION WITH HOSTING THE PHONE SITE), THE INFOSPACE WEB SITES, THE CONTENT AND ANY OTHER ITEMS OR SERVICES FURNISHED UNDER THIS AGREEMENT WILL IN NO EVENT EXCEED THE COMPENSATION PAID OR PAYABLE BY COMPANY TO INFOSPACE UNDER THIS AGREEMENT.

(b) No Additional Warranties. EXCEPT AS SET FORTH IN THIS AGREEMENT, NEITHER PARTY MAKES, AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND IMPLIED WARRANTIES ARISING FROM COURSE OF DEALING OR COURSE OF PERFORMANCE), AND EACH PARTY HEREBY SPECIFICALLY DISCLAIMS ANY CLAIM IN TORT (INCLUDING NEGLIGENCE), IN EACH CASE, REGARDING THEIR WEB SITES, ANY PRODUCTS OR SERVICES DESCRIBED THEREON, OR ANY OTHER ITEMS, SOFTWARE OR SERVICES PROVIDED UNDER THIS AGREEMENT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, INFOSPACE AND COMPANY ACKNOWLEDGES THAT BOTH THE INFOSPACE AND COMPANY WEB SITES, THE TECHNOLOGY AND THE CONTENT (INCLUDING ANY SERVERS OR OTHER HARDWARE, SOFTWARE AND ANY OTHER ITEMS USED OR PROVIDED BY INFOSPACE, COMPANY OR ANY THIRD PARTIES IN CONNECTION WITH HOSTING THE INFOSPACE OR COMPANY WEB SITES OR THE CONTENT OR PERFORMANCE OF ANY SERVICES HEREUNDER) ARE PROVIDED "AS IS"
WITHOUT ANY WARRANTIES OF ANY KIND. COMPANY AND INFOSPACE ACKNOWLEDGE THAT INFOSPACE AND COMPANY MAKE NO WARRANTY THAT IT WILL CONTINUE TO OPERATE ITS WEB SITES OR OFFER THE CONTENT IN ITS CURRENT FORM, THAT ITS WEB SITES OR THE CONTENT WILL BE ACCESSIBLE WITHOUT INTERRUPTION, THAT THE SITES OR THE
CONTENT WILL MEET THE REQUIREMENTS OR EXPECTATIONS OF THE OTHER PARTY, OR
THAT THE CONTENT, SOFTWARE OR ANY OTHER MATERIALS ON ITS WEB SITES OR THE SERVERS AND SOFTWARE THAT MAKES ITS WEB SITES AVAILABLE ARE FREE FROM ERRORS, DEFECTS, DESIGN FLAWS OR OMISSIONS.

6.    TERMS AND TERMINATION.

     6.1 TERM. The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided below, shall end on the second anniversary of the Commercial Service Date (the "Term").

     6.2 TERMINATION. Either party may terminate this Agreement upon not less than thirty (30) days' prior written notice to the other party of any material breach hereof by such other party, provided that such other party has not cured such material breach within such thirty (30) day period.

     6.3 EFFECT OF TERMINATION. Upon termination of this Agreement or expiration of the Term for any reason, all rights and obligations of the parties under this Agreement shall be extinguished, except that: (a) all accrued payment obligations hereunder shall survive such termination or expiration; and (b) the rights and obligations of the parties under Sections 4, 5, 6, 7 and 8 shall survive such termination or expiration.

7.    INTELLECTUAL PROPERTY.

     7.1 COMPANY. As between the parties, Company retains all right, title and interest in and to the Phone Site (including, without limitation, any and all content, data, URLs, domain names, technology, software, code, user interfaces, "look and feel", Trademarks and other items posted thereon or used in connection or associated therewith; but excluding any Content supplied by InfoSpace and excluding the underlying Technology used to create the Phone Site or to populate it with InfoSpace's specific Content) and the Company Marks, and Company Material, along with all Intellectual Property Rights associated with any of the foregoing.

     7.2 INFOSPACE. As between Company and InfoSpace, InfoSpace reserves and retains all right, title and interest, including but not limited to all Intellectual Property Rights in the Technology utilized under this Agreement and no license or title to nor ownership of any of the Technology is granted or otherwise transferred to Company or any other Person under this Agreement. As between the parties, InfoSpace retains all right, title and interest in and to the Content and the InfoSpace Web Sites (including, without limitation, any and all content, data, URLs, domain names, technology, software, code, user interfaces, "look and feel", Trademarks and other items posted thereon or used in connection or associated therewith; but excluding any items supplied by Company) and the InfoSpace Marks, along with all Intellectual Property Rights associated with any of the foregoing. Company obtains no right to use InfoSpace Intellectual Property Rights beyond the Term of this Agreement.

     7.3 COPYRIGHT NOTICES.
     Attribution will take place on the HDML Pages as specified in Section
     3.2. InfoSpace and Company acknowledge that the Phone Site pages may also contain copyright and patent notices of copyrighted or copyrightable works, including those of InfoSpace, Content providers, and of Company.

     7.4 OTHER TRADEMARKS. InfoSpace shall not register or attempt to register any of the Company Marks or any Trademarks that Company reasonably deems to be confusingly similar to any of the Company Marks. Company shall not register or attempt to register any of the InfoSpace Marks or any Trademarks that InfoSpace reasonably deems to be confusingly similar to any of the InfoSpace Marks.

     7.5 FURTHER ASSURANCES. Each party shall take, at the other party's expense, such action (including, without limitation, execution of affidavits or other documents) as the other party may reasonably request to effect, perfect or confirm such other party's ownership interests and other rights as set forth above in this Section 7.

8.    GENERAL PROVISIONS

     8.1 CONFIDENTIALITY. Each party (the "Receiving Party") undertakes to retain in confidence the terms of this Agreement, the Technology, and all other non-public information and know-how of the other party disclosed or acquired by the Receiving Party pursuant to or in connection with this Agreement which is either designated as proprietary and/or confidential or by the nature of the circumstances surrounding disclosure, ought in good faith to be treated as proprietary and/or confidential ("Confidential Information"); provided that each party may disclose the terms and conditions of this Agreement to its immediate legal and financial consultants in the ordinary course of its business. Each party agrees to use commercially reasonable efforts to protect Confidential Information of the other party, and in any event, to take precautions at least as great as those taken to protect its own confidential information of a similar nature. The foregoing restrictions shall not apply to any information that: (a) was known by the Receiving Party prior to disclosure thereof by the other party; (b) was in or entered the public domain through no fault of the Receiving Party; (c) is disclosed to the Receiving Party by a third party legally entitled to make such disclosure without violation of any obligation of confidentiality; (d) is required to be disclosed by applicable laws or regulations (but in such event, only to the extent required to be disclosed); or (e) is independently developed by the Receiving Party without reference to any Confidential Information of the other party. Upon request of the other party, each party shall return to the other all materials, in any medium, which contain, embody, reflect or reference all or any part of any Confidential Information of the other party. Each party acknowledges that breach of this provision by it would result in irreparable harm to the other party, for which money damages would be an insufficient remedy, and therefore that the other party shall be entitled to seek injunctive relief to enforce the provisions of this Section 8.1.

          8.2 INDEPENDENT CONTRACTORS. Company and InfoSpace are independent contractors under this Agreement, and nothing herein shall be construed to create a partnership, joint venture, franchise or agency relationship between Company and InfoSpace. Neither party has any authority to enter into agreements of any kind on behalf of the other party.

          8.3 ASSIGNMENT; MERGER. Neither party may assign this Agreement or any of its rights or delegate any of its duties under this Agreement without the proper written consent of the other party, not to be unreasonably withheld. Notwithstanding the foregoing, either party may assign this Agreement, without the other party's consent, (i) to any parent, subsidiary, or affiliate entity, or (ii) to any purchase of all or substantially all of such party's assets or to any successor by way of merger, consolidation or similar transaction. Subject to the foregoing, this Agreement will be binding upon, enforceable by, and inure to the benefit of the parties and their respective successors and assigns.

          8.4 CHOICE OF LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Washington without reference to its choice of law rules. Company hereby irrevocably consents to exclusive personal jurisdiction and venue in the state and federal courts located in King County, Washington with respect to any actions, claims or proceedings arising out of or in connection with this Agreement, and agrees not to commence or prosecute any such action, claim or proceeding other than in the aforementioned courts.

          8.5 NONWAIVER. No waiver of any breach of any provision of this Agreement shall constitute a waiver of any prior, concurrent or subsequent breach of the same or any other provisions hereof, and no waiver shall be effective unless made in writing and signed by an authorized representative of the waiving party.

          8.6 FORCE MAJEURE. Neither party shall be deemed to be in default of or to have breached any provision of this Agreement as a result of any delay, failure in performance or interruption of service, resulting directly or indirectly from acts of God, acts of civil or military authorities, civil disturbances, wars, strikes or other labor disputes, fires, transportation contingencies, interruptions in telecommunications or Internet services or network provider services, failure of equipment and/or software, other catastrophes or any other occurrences which are beyond such party's reasonable control.

          8.7 NOTICES. Any notice or other communication required or permitted to be given hereunder shall be given in writing and delivered in person, mailed via confirmed facsimile or e-mail, or delivered by recognized courier service, properly addressed and stamped with the required postage, to the applicable party at its address specified below and shall be deemed effective upon receipt. Either party may from time to time change the individual to receive notices or its address by giving the other party notice of the change in accordance with this section.

     To Company:                            To InfoSpace:

     Freei Networks, Inc.____               InfoSpace.com, Inc.
     2505 S. 320th Street, Suite 600        15375 NE 90th Street
     Federal Way, WA 98003                  Redmond, WA 98052
     Attn: Bob McCausland                   Attn: Charles Stubbs

In addition, a copy of any notice of change of address, or of termination or any alleged breach of this Agreement, shall be thus sent to the applicable party at the following address:

     To Company:                            To InfoSpace:

     Freei Networks, Inc.                   InfoSpace.com, Inc.
     2505 S. 320th Street, Suite 200        15375 NE 90th Street
     Federal Way, WA 98003                  Redmond, WA 98052
                                            Fax: (425) 883-4846
     Attention: Gregory P. Cavagnaro        Attention: General Counsel

8.8 SAVINGS. In the event any provision of this Agreement shall for any reason by held to be invalid, illegal or unenforceable in any respect, the remaining provisions shall remain in full force and effect. If any provision of this Agreement shall, for any reason, be determined by a court of competent jurisdiction to be excessively broad or unreasonable as to scope or subject, such provision shall be enforced to the extent necessary to be reasonable under the circumstances and consistent with applicable law while reflecting as closely as possible the intent of the parties as expressed herein.

8.9 INTEGRATION. This Agreement contains the entire understanding of the parties hereto with respect to the transactions and matters contemplated hereby, supersedes all previous agreements or negotiations between InfoSpace and Company concerning the subject matter hereof, and cannot be amended except by a writing signed by both parties.

8.10 COUNTERPARTS; ELECTRONIC SIGNATURE. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together constitute one and the same instrument. To expedite the process of entering into this Agreement, the parties acknowledge that Transmitted Copies of the Agreement will be equivalent to original documents until such time as original documents are completely executed and delivered. "Transmitted Copies" will mean copies that are reproduced or transmitted via photocopy, facsimile or other process of complete and accurate reproduction and transmission.
                                     -9-

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.


FREEI NETWORKS, INC.                     INFOSPACE.COM, INC.
("COMPANY")                              ("INFOSPACE")

By (signature) /s/ BOB McCAUSLAND        By (signature) /s/ Naveen Jain
-----------------------------------      -----------------------------------

Name  Bob McCausland                     Name  Naveen Jain
-----------------------------------      -----------------------------------

Title  CEO                               Title  CEO
-----------------------------------      -----------------------------------

                                  EXHIBIT A
                                 DELIVERABLES


     InfoSpace will, in cooperation with the Company, develop and maintain the Phone Site, consisting of HDML pages. InfoSpace will be responsible for implementing the graphical user interface and related design elements for the Phone Site that displays the Content. Company will design and supply the graphical content to be used in the Phone Site. in order to insure that the display output conforms to the Company's "look and feel". InfoSpace shall make the Content listed below available to Company on the Phone Site. These services shall be made available at a mutually agreed upon date. All categories of Content shall be used by Company at its discretion.

     i) BASIC CONTENT: The following Basic Content categories will be made available to the Company on the Phone site:

     ---------------------------------------
             FOR PHONE (HDML) ACCESS
     ---------------------------------------
          -- Yellow Page
          -- White Page
          -- Directions
          -- City Guide
          -- Finance
          -- News
          -- Sports
          -- E-Shopping
          -- Entertainment
          -- ActiveShopper
     ---------------------------------------

     If a fee is assessed by content provider to InfoSpace on a per Subscriber or per-query basis to access this additional content via wireless medium, an [*] may be required. Company shall be notified and approve in writing of any [*] prior to incurring such Fee. These fees will be determined on a case by case basis.

     ii) PERSONALIZED CONTENT: The following personalized content shall be made available to Company on the Phone Site:

     ---------------------------------------
       PERSONALIZED      ON PHONE SITE VIA
         FEATURE               HDML
     ---------------------------------------
      MyNews:
      User specifies            X
      which categories
      and number of
      headlines
     ---------------------------------------
      MyPortfolio:
      User specifies            X
      which stock quotes
      to include
     ---------------------------------------
      MyWeather:
      User specifies zip        X
      code
     ---------------------------------------


[*] = Confidential Treatment Requested

-----------------------------------------------------------------
PERSONALIZED                                  ON PHONE SITE VIA
FEATURE                                          HDML
-----------------------------------------------------------------
MySports:                                         X
User selects league
and team to receive
scores
-----------------------------------------------------------------
MyHoroscope:                                      X
User specifies birth
date
-----------------------------------------------------------------
MyLottery:                                        X
user specifies state of
interest
-----------------------------------------------------------------
Bookmarks:                                        X
User specifies url
addresses and site names
-----------------------------------------------------------------
local Information:                                X
User specifies zip code,
home, work address
-----------------------------------------------------------------

iii) PIM SERVICE: InfoSpace will provide Company the following services on the Phone Site:

       -    Web Based Email with POP3 access

       -    Calendar

       -    Address Book

       -    Synchronization capability with MS Outlook on the desktop

iv) LOCALIZATION SERVICE: InfoSpace will provide Company, as an integrated part of the Phone Site, the ability for users to find points of interest based on proximity to their home or work address.

v) INTEGRATION WITH COMPANY CONTENT AND SERVICES: InfoSpace will integrate links to designated Company services and content (e.g. customer care, billing, etc.) as specified by Company.

vi) INTEGRATION OF THIRD PARTY CONTENT AND SERVICES: InfoSpace will provide a mutually agreeable content integration program to Company as specified in Exhibit D and will coordinate the integration of links to third party content and services. [*]

vii) ACTIVE SHOPPER AND SINGLE-CLICK PURCHASING: InfoSpace shall provide Company, at Company's request, the ActiveShopper comparison shopping tool. Additionally, InfoSpace shall provide Company with "e-wallet" technology that will enable Subscribers to complete single-click purchases for products and services based on the Subscriber's stored transaction profile on terms to be mutually agreed upon by the parties.

viii) InfoSpace shall provide Company, at Company's request, with timing to be mutually agreed, the Instant Messaging solution at no incremental cost to Company. The functionality shall include, at a minimum, the ability to set up group lists, device lists, and to send and receive messages from a browser-enabled mobile Phone to Phone, Phone to PC).

[*] = Confidential Treatment Requested

                                   EXHIBIT B

                                  TRADEMARKS


INFOSPACE MARKS
---------------

INFOSPACE

INFOSPACE.COM


[graphic]


POWERED BY INFOSPACE

POWERED BY INFOSPACE.COM

THE ULTIMATE DIRECTORY

ACTIVESHOPPER

PAGEEXPRESS

SEARCH ENGINE FOR THE REAL WORLD

THE STUFF THAT PORTALS ARE MADE OF

PERSONAL DESKTOP PORTAL

THE BRAND THAT'S BUILDING THE INTERNET


COMPANY MARKS
-------------

                                   EXHIBIT C

                                     TERMS

     TERMS

1. DEFINITIONS. As used in this Agreement, the following terms have the following defined meanings:


"ACTIVE SUBSCRIBER" means, for any month of the Term, any Subscriber that effects at least [*] queries on the Phone Site during such month. The number of Active Subscribers shall be measured on the last day of each month.

"BASIC CONTENT" means the services described in Section (i) of Exhibit A.

"COMMERCE PARTNER" means any Person that provides services involving a commercial transaction to InfoSpace or Company.

"SERVICE AND MAINTENANCE FEE" means a monthly nonrefundable sum in the amount of [*]. This fee is a minimum monthly fee, and shall be paid to InfoSpace on or before the first day of each month during the first year of the Term.

"SETUP/INTEGRATION FEE" means a sum in the amount of [*] for the setup and integration effort undertaken by InfoSpace to configure and provide services to Company.

"SUBSCRIBER FEES" means the amount of $[*] payable per Active Subscriber for each calendar month of the [*] of the Term.

"TRANSACTION REVENUE" means the net revenue (i.e., gross revenues less any taxes, commissions and any required fees payable to third parties) received from merchants as a commission on transactions completed by users of the Company Wireless/Web Services. Any and all deductions from gross revenue (e.g. taxes, commission and fees payable to third parties) shall not exceed [*] of the gross revenue.

2.   SETUP/INTEGRATION FEE. The Company will pay to InfoSpace the
Setup/Integration Fee as follows:

     The Setup/Integration Fee is payable on the Effective Date. InfoSpace will commence the setup effort for the Phone Site upon, but not prior to, receipt of this portion of the Setup/Integration Fee. This fee is non-refundable.

3. SERVICE AND MAINTENANCE FEE; SUBSCRIBER FEES. The initial Service and Maintenance Fee is payable on the Commercial Service Date on a pro-rata basis from the Commercial Service Date through the end of such calendar month. Thereafter, Service and Maintenance Fees are due on the first day of each calendar month of the Term. At the end of each calendar quarter of the [*] of the Term, an assessment shall be made of Subscriber Fees due.
If Subscriber Fees due are less than Service and Maintenance Fees paid or payable for that calendar quarter, then no additional payment is due for Subscriber Fees. If the Subscriber Fees due are greater than the Service and Maintenance Fees paid or payable for that calendar quarter, then Company shall remit payment for the difference between the Subscriber Fees due and the Service and Maintenance Fees paid or payable (the "Incremental Subscriber Fee"). InfoSpace will send an invoice to Company for the Incremental Subscriber Fees when they become due. The Incremental Subscriber Fees will be payable by Company thirty (30) days from the date of invoice.

5. TRANSACTION REVENUE SHARE. Company and InfoSpace shall share Transaction Revenue as follows:

     (a) INFOSPACE BRINGS COMMERCE PARTNER. In the event that InfoSpace brings a Commerce Partner to the Phone Site from which Transaction Revenue results, InfoSpace shall remit [*] of such Transaction Revenue to Company.

[*] = Confidential Treatment Requested

    (b) COMPANY BRINGS COMMERCE PARTNER AND INFOSPACE PROVIDES TRANSACTION CAPABILITY. In the event that Company brings a Commerce Partner to the Phone Site from which Transaction Revenue results, and InfoSpace provides the transaction capabilities for completing transactions with that partner, Company shall remit [*] of Transaction Revenue to InfoSpace.

    (c) COMPANY BRINGS COMMERCE PARTNER AND INFOSPACE DOES NOT PROVIDE TRANSACTION CAPABILITY. In the event that Company brings a Commerce Partner from which Transaction Revenue results, and InfoSpace merely provides a link on the Phone Site to access such Commerce Partner, Company shall not be obligated in sharing Transaction Revenues in this event. However, InfoSpace may charge Company a one time flat fee to include such Commerce Partner's link on the Phone Site. One-time flat fee to include the Commerce Partner's link on the Phone site shall not exceed what is commercially reasonable for similar services.

    (d) TRANSACTION REVENUE PAYMENTS. Transaction Revenue share payments will be reconciled and paid within thirty (30) days following the calendar quarter in which the applicable revenues are received by the party that brings the Commerce Party to the Phone Site (the "Selling Party"). The Selling Party will provide with each such payment a report setting forth Transaction Revenues received by it for such quarter and the percentage thereof payable to the other party.

6. CUSTOMIZATION. InfoSpace may require additional Setup/Integration Fees for any customization necessary to enable the delivery of the Phone Site to different wireless platforms (e.g., WAP, GSM, TDMA, CDMA, etc.) or specific phone models. Company shall consent to any additional fees contemplated under the provision in writing prior to incurring any liability for such changes.

[*] = Confidential Treatment Requested